Exhibit 99.1

                                    AGREEMENT

         This Agreement made as of the first day of November, 2000 (the "Effective Date") by and among Symposium Corporation ("Symposium"), a Delaware corporation, with its principal office in New York, New York, Richard L. Prochnow ("Prochnow"), RLP Holdings, L.P. ("RLP"), a Georgia limited partnership, both of Atlanta, Georgia, and AmeriNet, Inc. ("AmeriNet"), an Oregon corporation, with its principal office in Lake Oswego, Oregon.

         In consideration of ten dollars ($10) and other good and valuable consideration the parties hereby agree as follows:

         1. RLP is the owner and holder of a negotiable promissory note in the principal amount of $500,000 from AmeriNet, dated February 2, 2000 (the "Note"). Said Note bears interest at the rate of 8% per annum. The interest and principal of said Note is unpaid. As of November 1, 2000 the accrued and unpaid interest totals $30,000. The Company has agreed to purchase the Note from RLP pursuant to a Letter Agreement, dated January 28, 2000 (the "Letter Agreement") between Symposium and RLP. As of November 1, 2000, RLP shall transfer, without recourse, the Note to Symposium in exchange for 1,000,000 shares of the common stock, par value $0.001 per share (the "Common Stock"), of Symposium (the "Shares") and $30,000. Said Shares shall be evidenced by a certificate issued in the name of RLP Holdings, LP. Said Shares shall be duly and validly authorized, fully paid and non-assessable shares.

         2. RLP represents and warrants to Symposium that, as of the Effective Date and the date of execution and delivery hereof: (a) RLP is the sole owner of the Note, which Note is not subject to any lien, claim or security interest of any person, and RLP has not sold, transferred or assigned the Note or any interest therein; (b) it is acquiring the Shares solely for its own account, for investment purposes only and with no present intention of distributing, selling or otherwise disposing of such Shares in violation of subsection 5 of the Securities Act of 1933 (the "Act") or any state securities law; (c) RLP is an "accredited investor" as defined in Rule 501(a) under the Act; (d) Symposium has made available to it and its representatives and agents the opportunity to ask questions of the officers and management employees of Symposium and to acquire such additional information about the business and financial condition of Symposium as RLP has requested and all such information has been received; and
(e) RLP understands that the Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with the applicable securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required and such compliance has been obtained. An appropriate legend shall be placed upon the certificate evidencing the Shares setting forth the restrictions imposed on RLP's transfer of such Shares.

         3. Pursuant to Amendment 1 to Stock and Partnership Interest Pledge Agreement entered into January 28, 2000 ("Amendment 1") by and between Symposium and Prochnow, Symposium herewith delivers to Prochnow a certificate for 600,000 shares of Symposium's Common Stock, free and clear of the June 9, 1999 Stock and Partnership Interest Pledge Agreement by and between Symposium and Prochnow. Symposium also delivers to Prochnow

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herewith a certificate for 1,900,000 shares of Symposium's Common Stock which, in accordance with said Amendment 1, Prochnow redelivers to Symposium, together with an executed blank Stock Power, with medallion signature guarantees, as the Pledged Collateral.

         4. Symposium and Prochnow entered into a Registration Rights Agreement on January 28, 2000 (the "Registration Rights Agreement"), pursuant to which, among other things, Symposium agreed to register with the SEC one million shares of the Symposium Common Stock owned by Prochnow. The parties agree that the Registrations Rights Agreement is hereby amended and modified as follows:

         a.       RLP is added as a party to the Registration Rights Agreement.

         b. The definition of "Demand Registrable Stock" is amended to read in its entirety as follows: "Demand Registrable Stock" shall mean 2,500,000 shares of the Securities owned by Purchaser and 1,000,000 shares of the Securities owned by RLP."

         c. Section 3(a) is amended to read in its entirety as follows:
"Symposium as soon as reasonably practical shall file with the SEC a registration statement including the 2,500,000 shares of Common Stock owned by Prochnow and the 1,000,000 shares of Common Stock owned by RLP. Purchaser and RLP agree that, notwithstanding the registration of the Demand Registrable Stock owned by them, they will not, for a period of one year from the effective date of said registration statement (the "Restricted Period"), sell any more shares of Demand Registrable Stock, in the aggregate, than Prochnow would be entitled to sell during the Restricted Period in compliance with Rule 144(e)(1) under the
Act). Notwithstanding the foregoing, such limitation on the sale of Demand Registrable Stock during the Restricted Period shall not apply to any organization exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or charitable remainder trust within the meaning of Section 664 of the Code to which Prochnow or RLP have donated Demand Registrable Stock."

         d. The first sentence of Section 4 of the Registration Rights Agreement is amended by deleting the reference to the date "March 15, 2001" and inserting the following in lieu thereof: "the 180th day following the effective date of the registration statement filed by the Company pursuant to Section 3(a) hereof."

         5. Pursuant to a Loan Agreement dated January 28, 2000 (the "Loan Agreement"), between Symposium and AmeriNet, Symposium agreed to make loans to AmeriNet in an aggregate principal amount not to exceed $1,000,000. As of the date hereof, Symposium has loaned AmeriNet an aggregate principal amount of $300,000 pursuant to the Loan Agreement. Symposium and AmeriNet hereby agree that, notwithstanding any provision of the Loan Agreement to the contrary, Symposium will have no obligation to make any further Loans to AmeriNet thereunder and the Loan Agreement is hereby amended to so provide.

         6. This Agreement will be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. This

Agreement supersedes any prior understanding or agreement, written or oral, between or among the parties hereto (or any of them) relating to the subject matter hereof. However, except as amended hereby, the Registration Rights Agreement, the Stock and Partnership Interest Pledge Agreement, as amended by Amendment 1 thereto, and the Loan Agreement shall remain in full force and effect as executed and delivered by the parties. Each party hereby waives any default or failure by any other party hereto, through the date hereof, to perform any obligation of such other party set forth in the Registration Rights Agreement, the Loan Agreement, the Stock and Partnership Interest Pledge Agreement, as amended by Amendment 1 thereto, the Note or the Letter Agreement.

         IN WITNESS WHEREOF the parties have duly executed this Agreement as of the day and year first above written.



SYMPOSIUM CORPORATION

By: /s/ Ronald Altbach
   ----------------------------

Its:___________________________

                                               /s/ Richard Prochnow
                                               --------------------------------
                                               RICHARD L. PROCHNOW

                                               RLP HOLDINGS, LP

                                               By: /s/ Richard Prochnow
                                                  -----------------------------

                                               Its:____________________________


                                               AMERINET, INC.

                                               By: /s/ Richard Prochnow
                                                  -----------------------------

                                               Its:____________________________